Exhibit 99.3

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2016 has been prepared as if the significant transactions during the second and third quarters of 2016 (noted herein) had occurred as of March 31, 2016. Our pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared based on our historical financial statements as if the significant transaction and related financing during the first quarter of 2016 had occurred on July 14, 2015, the opening date of that hotel, and as if the significant transactions and related financings during the year ended December 31, 2015 and the second and third quarters of 2016 had occurred on January 1, 2015. Pro forma adjustments are intended to reflect what the effect would have been on amounts that have been recorded in our historical consolidated statement of operations had we held our ownership interest as of July 14, 2015 for the significant transaction during the first quarter of 2016 and as of January 1, 2015 for the significant transactions during the year ended December 31, 2015 and the second and third quarters of 2016. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the three months ended March 31, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. The pro forma condensed consolidated financial information for the year ended December 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transactions during the second and third quarter of 2016 occurred on March 31, 2016, or results of operations had the significant transaction during the first quarter of 2016 occurred on July 14, 2015 and the significant transactions during the year ended December 31, 2015 and the second and third quarters of 2016 occurred on January 1, 2015, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

1

CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
March 31, 2016
(in thousands)

	CWI 2 Historical	Le Méridien Arlington		San Jose Marriott		San Diego Marriott La Jolla		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$550,533	$56,525	A	$153,837	A	$136,780	A	$897,675
Accumulated depreciation	(9,174)	—		—		—		(9,174)
Net investments in hotels	541,359	56,525		153,837		136,780		888,501
Equity investments in real estate	38,000	—		—		—		38,000
Cash	119,615	(54,891)	A	(153,814)	A	(136,781)	A	26,674
		35,000	A	88,000	A	85,000	A
		(2,043)	A	(4,831)	A	(4,284)	A
		(570)	A	(676)	A	(188)	A
		—		(126)	A	(2,605)	A
		—		—		59,868	B
Restricted cash	25,023	—		126	A	2,605	A	27,754
Accounts receivable	8,029	41	A	2,286	A	112	A	10,468
Other assets	7,991	290	A	423	A	607	A	9,311
Total assets	$740,017	$34,352		$85,225		$141,114		$1,000,708

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt	$318,224	$35,000	A	$88,000	A	$85,000	A	$524,790
		(570)	A	(676)	A	(188)	A
Due to related parties and affiliates	8,508	—		—		—		8,508
Accounts payable, accrued expenses and other liabilities	24,391	1,965	A	2,732	A	718	A	29,806
Distributions payable	3,908	—		—		—		3,908
Total liabilities	355,031	36,395		90,056		85,530		567,012
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—		—		—
Class A common stock	17	—		—		6	B	23
Class T common stock	25	—		—		—		25
Additional paid-in capital	370,851	—		—		59,862	B	430,713
Distributions and accumulated losses	(22,718)	(2,043)	A	(4,831)	A	(4,284)	A	(33,876)
Accumulated other comprehensive loss	(1,281)	—		—		—		(1,281)
Total CWI 2 stockholders’ equity	346,894	(2,043)		(4,831)		55,584		395,604
Noncontrolling interests	38,092	—		—		—		38,092
Total equity	384,986	(2,043)		(4,831)		55,584		433,696
Total liabilities and equity	$740,017	$34,352		$85,225		$141,114		$1,000,708

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

2

CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	Other 2016 Acquisitions		San Diego Marriott La Jolla		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$18,141	$12,402	C	$5,626	C			$36,169
Food and beverage	9,960	4,017	C	2,496	C			16,473
Other operating revenue	2,751	466	C	457	C			3,674
Total Revenues	30,852	16,885		8,579				56,316
Operating Expenses
Hotel Expenses
Rooms	3,431	2,660	D	1,138	D			7,229
Food and beverage	5,833	3,173	D	1,341	D			10,347
Other hotel operating expenses	1,247	392	D	54	D			1,693
Sales and marketing	2,700	1,287	D	815	D			4,802
General and administrative	2,462	1,180	D	660	D			4,302
Property taxes, insurance, rent and other	1,521	848	D	335	D			2,704
Repairs and maintenance	951	576	D	204	D			1,731
Utilities	910	355	D	241	D			1,506
Management fees	1,092	503	D	257	D			1,852
Depreciation and amortization	3,815	1,894	D	977	D			6,686
Total Hotel Expenses	23,962	12,868		6,022				42,852
Other Operating Expenses
Acquisition-related expenses	4,866	(4,820)	E	(44)	E			2
Corporate general and administrative expenses	1,014	—		—				1,014
Asset management fees to affiliate and other expenses	917	359	F	196	F			1,472
Total Other Operating Expenses (Income)	6,797	(4,461)		152				2,488
Operating Income	93	8,478		2,405				10,976
Other Income and (Expenses)
Interest expense	(2,916)	(1,320)	G	(884)	G			(5,120)
Equity in earnings of equity method investment in real estate	798	—		—				798
Other income and (expenses)	9	—		—				9
	(2,109)	(1,320)		(884)				(4,313)
(Loss) Income from Operations Before Income Taxes	(2,016)	7,158		1,521				6,663
Provision for income taxes	(30)	(236)	I	(122)	I			(388)
Net (Loss) Income	(2,046)	6,922		1,399				6,275
Income attributable to noncontrolling interest	(1,655)	—		—				(1,655)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(3,701)	$6,922		$1,399				$4,620

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(1,497)							$2,802
Basic and diluted weighted-average shares outstanding	14,398,254					17,820,176	K	32,218,430
Basic and Diluted Net (Loss) Income Per Share	$(0.10)							$0.09

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(2,204)							$1,818
Basic and diluted weighted-average shares outstanding	21,063,401					—		21,063,401
Basic and Diluted Net (Loss) Income Per Share	$(0.10)							$0.09

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

3

CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	2015 Acquisitions		Other 2016 Acquisitions		San Diego Marriott La Jolla		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$27,524	$28,052	C	$48,629	C	$21,060	C			$125,265
Food and beverage	15,321	11,452	C	17,030	C	7,274	C			51,077
Other operating revenue	6,240	3,506	C	1,992	C	1,683	C			13,421
Total Revenues	49,085	43,010		67,651		30,017				189,763
Operating Expenses
Hotel Expenses
Rooms	5,812	5,243	D	12,482	D	4,205	D			27,742
Food and beverage	10,220	6,256	D	13,273	D	4,779	D			34,528
Other hotel operating expenses	3,044	1,445	D	1,106	D	154	D			5,749
Sales and marketing	4,423	4,589	D	6,016	D	3,019	D			18,047
General and administrative	3,817	2,937	D	6,084	D	2,315	D			15,153
Property taxes, insurance, rent and other	2,495	2,009	D	3,926	D	1,293	D			9,723
Repairs and maintenance	2,144	1,263	D	2,416	D	937	D			6,760
Utilities	2,145	1,345	D	1,746	D	954	D			6,190
Management fees	1,975	1,214	D	1,970	D	900	D			6,059
Depreciation and amortization	5,975	5,462	D	8,922	D	4,775	D			25,134
Total Hotel Expenses	42,050	31,763		57,941		23,331				155,085
Other Operating Expenses
Acquisition-related expenses	13,133	(12,709)	E	(404)	E	—				20
Corporate general and administrative expenses	2,302	—		—		—				2,302
Asset management fees to affiliate and other expenses	1,152	1,199	F	1,675	F	786	F			4,812
Total Other Operating Expenses	16,587	(11,510)		1,271		786				7,134
Operating (Loss) Income	(9,552)	22,757		8,439		5,900				27,544
Other Income and (Expenses)
Interest expense	(4,368)	(4,533)	G	(6,369)	G	(3,537)	G			(18,807)
Equity in earnings of equity method investment in real estate	1,846	926	H	—		—				2,772
Other income and (expenses)	83	—		—		—				83
	(2,439)	(3,607)		(6,369)		(3,537)				(15,952)
(Loss) Income from Operations Before Income Taxes	(11,991)	19,150		2,070		2,363				11,592
Provision for income taxes	(72)	(566)	I	(924)	I	(428)	I			(1,990)
Net (Loss) Income	(12,063)	18,584		1,146		1,935				9,602
Income attributable to noncontrolling interest	(471)	(703)	J	—		—				(1,174)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(12,534)	$17,881		$1,146		$1,935				$8,428

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(5,328)									$7,569
Basic and diluted weighted-average shares outstanding	2,447,082							26,724,231	K	29,171,313
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.26

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(7,206)									$859
Basic and diluted weighted-average shares outstanding	3,309,508							—		3,309,508
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.26

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

4

CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of March 31, 2016 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2016 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. The pro forma condensed consolidated statement of operations for the year ended December 31, 2015 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Note 2. Historical Acquisitions

2015 Acquisitions

On April 1, 2015, May 1, 2015 and November 4, 2015, we acquired controlling interests in three hotels: Marriott Sawgrass Golf Resort & Spa, Courtyard Nashville Downtown and Embassy Suites by Hilton Denver-Downtown/Convention Center, respectively. Additionally, on May 29, 2015, we acquired a noncontrolling interest in a joint venture that owns the Ritz-Carlton Key Biscayne hotel, which we account for under the equity method of accounting (collectively, our "2015 Acquisitions").

All of the transactions noted above are reflected in our historical consolidated statement of operations for the year ended December 31, 2015 from their respective dates of acquisition through December 31, 2015 and fully reflected in our historical consolidated statement of operations for the three months ended March 31, 2016. We made pro forma adjustments (Note 3, adjustments C through K) to reflect the impact on our results of operations had all of these acquisitions been made on January 1, 2015.

Other 2016 Acquisitions

On January 22, 2016, June 28, 2016 and July 13, 2016 we acquired controlling interests in the Seattle Marriott Bellevue, the Le Méridien Arlington and the San Jose Marriott, respectively (collectively, our "Other 2016 Acquisitions").

The acquisition of the Seattle Marriott Bellevue is reflected in our historical consolidated balance sheet at March 31, 2016 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of March 31, 2016 were required. In addition, the acquisition of the Seattle Marriott Bellevue is reflected in our historical consolidated statement of operations for the three months ended March 31, 2016 from its respective date of acquisition through March 31, 2016. We made pro forma adjustments (Note 3, adjustments C through K) to reflect the impact on our results of operations had the acquisitions of the Le Méridien Arlington and the San Jose Marriott been made on January 1, 2015 and the acquisition of the Seattle Marriott Bellevue had been made on July 14, 2015, the opening date of the hotel.

5

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A. Investment

Le Méridien Arlington

On June 28, 2016, we acquired a 100% interest in the Le Méridien Arlington from HEI Hotels & Resorts, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $54.9 million, as detailed in the table that follows. The 154-room, full-service hotel is located in Rosslyn, Virginia. The hotel continues to be managed by HEI Hotels & Resorts.

We acquired the Le Méridien Arlington through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $35.0 million, with a floating annual interest rate of London Interbank Offered, or LIBOR, rate plus 2.8%, which is subject to an interest rate cap. The loan is interest-only for 36 months and has a maturity date of June 28, 2020. We recognized $0.6 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $0.1 million for both the three months ended March 31, 2016 and the year ended December 31, 2015.

In connection with this acquisition, we expensed acquisition costs of $2.0 million, including acquisition fees of $1.5 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2016.

San Jose Marriott

On July 13, 2016, we acquired a 100% interest in the San Jose Marriott from SP6 San Jose Hotel Lessee, LLC and SP6 San Jose Hotel Owner, LLC, unaffiliated third parties, and, collectively, the Seller, and acquired real estate and other hotel assets, net of assumed liabilities totaling $153.8 million, as detailed in the table that follows. The 510-room, full-service hotel is located in San Jose, California. The hotel continues to be managed by Marriott International, Inc.

We acquired the San Jose Marriott through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $88.0 million, with a floating annual interest rate of LIBOR plus 2.8%, which is subject to an interest rate cap. The loan is interest-only for 36 months and has a maturity date of July 12, 2019. We recognized $0.7 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $0.1 million for both the three months ended March 31, 2016 and the year ended December 31, 2015.

In connection with this acquisition, we expensed acquisition costs of $4.8 million, including acquisition fees of $4.1 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2016. We placed $0.1 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel.

San Diego Marriott La Jolla

On July 21, 2016, we acquired a 100% interest in the San Diego Marriott La Jolla from HEI La Jolla LLC, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $136.8 million, as detailed in the table that follows. The 372-room, full-service hotel is located in La Jolla, California. The hotel continues to be managed by HEI Hotels & Resorts.

We acquired the San Diego Marriott La Jolla through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $85.0 million, with a fixed interest rate of 4.1%. The loan is interest-only for 36 months and has a maturity date of August 1, 2023. We recognized $0.2 million of deferred financing costs related to this loan.

In connection with this acquisition, we expensed acquisition costs of $4.3 million, including acquisition fees of $3.7 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2016. We placed $2.6 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel.

6

Notes to Pro Forma Condensed Consolidated Financial Statements

The following table presents a preliminary summary of assets acquired and liabilities assumed in these business combinations, at the dates of acquisition (in thousands):

	Le Méridien Arlington	San Jose Marriott	San Diego Marriott La Jolla
Acquisition consideration
Cash consideration	$54,891	$153,814	$136,781
Assets acquired at fair value:
Building	$42,791	$138,027	$109,240
Land	9,167	7,650	20,264
Furniture, fixtures and equipment	4,567	8,160	6,216
Building and site improvements	—	—	1,060
Accounts receivable	41	2,286	112
Other assets	290	423	607
Liabilities assumed at fair value:
Accounts payable, accrued expenses and other	(1,965)	(2,732)	(718)
Net assets acquired at fair value	$54,891	$153,814	$136,781

B. Fundraising

At March 31, 2016, we did not have sufficient cash on hand to acquire and commence operations of the San Diego Marriott La Jolla; therefore, for pro forma purposes, we assumed we would have used offering proceeds of $59.9 million through the issuance of 6.0 million Class A shares to complete the transaction and maintain adequate working capital. We have reflected the cash proceeds as pro forma adjustments to our historical condensed consolidated balance sheet at March 31, 2016.

C. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investments. The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel revenues that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Diego Marriott La Jolla
Rooms	$12,402	$5,626
Food and beverage	4,017	2,496
Other hotel income	466	457
	$16,885	$8,579

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Diego Marriott La Jolla
Rooms	$28,052	$48,629	$21,060
Food and beverage	11,452	17,030	7,274
Other hotel income	3,506	1,992	1,683
	$43,010	$67,651	$30,017

7

Notes to Pro Forma Condensed Consolidated Financial Statements

D. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to sales and marketing, management fees and depreciation and amortization, as illustrated below. The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Diego Marriott La Jolla
Rooms	$2,660	$1,138
Food and beverage	3,173	1,341
Other hotel operating expenses	392	54
General and administrative	1,180	660
Property taxes, insurance, rent and other	848	335
Repairs and maintenance	576	204
Utilities	355	241
	$9,184	$3,973

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Diego Marriott La Jolla
Rooms	$5,243	$12,482	$4,205
Food and beverage	6,256	13,273	4,779
Other hotel operating expenses	1,445	1,106	154
General and administrative	2,937	6,084	2,315
Property taxes, insurance, rent and other	2,009	3,926	1,293
Repairs and maintenance	1,263	2,416	937
Utilities	1,345	1,746	954
	$20,498	$41,033	$14,637

8

Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Diego Marriott La Jolla
Sales and marketing - pre-acquisition historical	$1,287	$744
Sales and marketing - pro forma adjustments	—	71
Sales and marketing - pro forma results	$1,287	$815

Management fees - pre-acquisition historical	$499	$257
Management fees - pro forma adjustments	4	—
Management fees - pro forma results	$503	$257

Depreciation and amortization - pre-acquisition historical	$1,724	$1,230
Depreciation and amortization - pro forma adjustments	170	(253)
Depreciation and amortization - pro forma results	$1,894	$977

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Diego Marriott La Jolla
Sales and marketing - pre-acquisition historical	$4,589	$6,016	$2,769
Sales and marketing - pro forma adjustments	—	—	250
Sales and marketing - pro forma results	$4,589	$6,016	$3,019

Management fees - pre-acquisition historical	$1,410	$1,950	$900
Management fees - pro forma adjustments	(196)	20	—
Management fees - pro forma results	$1,214	$1,970	$900

Depreciation and amortization - pre-acquisition historical	$5,382	$7,217	$4,883
Depreciation and amortization - pro forma adjustments	80	1,705	(108)
Depreciation and amortization - pro forma results	$5,462	$8,922	$4,775

E. Acquisition-Related Expenses

Acquisition costs of $12.7 million and $0.4 million related to 2015 Acquisitions and Other 2016 Acquisitions, respectively, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the year ended December 31, 2015. For the three months ended March 31, 2016, acquisition costs of $4.8 million and less than $0.1 million are reflected in our historical consolidated statement of operation related to Other 2016 Acquisitions and the San Diego Marriott La Jolla, respectively. We have reflected pro forma adjustments to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

9

Notes to Pro Forma Condensed Consolidated Financial Statements

F. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of the Seattle Marriott Bellevue occurred on July 1, 2015 and our 2015 Acquisitions and the acquisition of the Le Méridien Arlington, the San Jose Marriott and the San Diego Marriott La Jolla occurred on January 1, 2015. The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Diego Marriott La Jolla

Asset management fee expense - pre-acquisition historical	$62	$—
Asset management fee expense - pro forma adjustments	297	196
Asset management fee expense - pro forma results	$359	$196

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Diego Marriott La Jolla

Asset management fee expense - pre-acquisition historical	$—	$275	$—
Asset management fee expense - pro forma adjustments	1,199	1,400	786
Asset management fee expense - pro forma results	$1,199	$1,675	$786

G. Interest Expense

The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 represent the incremental interest expense that would have been incurred in addition to the amounts presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Diego Marriott La Jolla
Interest expense - pre-acquisition historical	$895	$491
Interest expense - pro forma adjustments	425	393
Interest expense - pro forma results	$1,320	$884

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Diego Marriott La Jolla
Interest expense - pre-acquisition historical	$3,349	$4,047	$1,849
Interest expense - pro forma adjustments	1,184	2,322	1,688
Interest expense - pro forma results	$4,533	$6,369	$3,537

H. Equity in Earnings of Equity Method Investment in Real Estate

Under the conventional approach of accounting for equity method investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is inappropriate to use if the venture’s capital structure gives different rights and priorities to its investors. We have a priority return on our equity method investment. Therefore, we follow the hypothetical liquidation at book value method in determining our share of the venture’s earnings or losses for the reporting period as this method better reflects our claim on the venture’s book value at the end of each reporting period. Earnings for our equity method investment are recognized in accordance with the investment agreement and, where applicable, based upon the allocation of the investment’s net assets at book value as if the investment was hypothetically liquidated at the end of each reporting period.

10

Notes to Pro Forma Condensed Consolidated Financial Statements

Based upon the hypothetical liquidation at book value method, our adjustment to pro forma equity in earnings would have been $0.9 million for the year ended December 31, 2015.

I. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Diego Marriott La Jolla
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	236	122
Provision for income taxes - pro forma results	$236	$122

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Diego Marriott La Jolla
Provision for income taxes - pre-acquisition historical	$—	$—	$—
Provision for income taxes - pro forma adjustments	566	924	428
Provision for income taxes - pro forma results	$566	$924	$428

J. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to CWI 1's ownership interest in the Marriott Sawgrass Golf Resort & Spa was $0.7 million for the year ended December 31, 2015.

K. Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds for the acquisition of the Seattle Marriott Bellevue in these pro forma condensed consolidated financial statements were issued on July 14, 2015 and any shares needed for our 2015 Acquisitions and the acquisitions of the Le Méridien Arlington, the San Jose Marriott and the San Diego Marriott La Jolla included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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